UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2014

Gladstone Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00237	54-2040781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (703) 287-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 15, 2014, Gladstone Capital Corporation (the "Company") issued a press release, filed herewith as Exhibit 99.1, announcing that its board of directors declared monthly cash distributions for the Company's common stock and 6.75% Series 2021 Term Preferred Stock for each of July, August and September, 2014. The Company also announced its intention to report earnings for its third quarter ended June 30, 2014, after the stock market closes on Wednesday, July 30, 2014. The Company's conference call will be held on Thursday, July 31, 2014 at 8:30 a.m. EDT.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, and shall not be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Gladstone Capital Corporation on July 15, 2014.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation (Registrant)
July 15, 2014 (Date)	/s/ MELISSA B. MORRISON Melissa B. Morrison Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Gladstone Capital Corporation on July 15, 2014.